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                                                                    EXHIBIT 10.4
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                           CAREY INTERNATIONAL, INC.

                     STOCK PLAN FOR NON-EMPLOYEE DIRECTORS


     1.   PURPOSE

     The purpose of this Stock Plan for Non-Employee Directors (the "Plan") is to advance the interests of Carey International, Inc. (the "Company") by increasing the proprietary interest in the Company of non-employee members of the Company's Board of Directors by providing a portion of their compensation in options to acquire shares ("Shares") of the Company's common stock ("Common Stock") and also by providing the opportunity to receive in Shares all or a portion of the cash compensation otherwise due them.

     2.   ADMINISTRATION

     Except as otherwise provided herein, the Plan shall be administered by the Board of Directors (the "Board") of the Company. The Committee shall have authority, not inconsistent with the express provisions of the Plan, (a) to administer the issuance of options granted in accordance with the formula set forth in this Plan to such directors as are eligible to receive options; (b) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; and (c) to adopt, amend and rescind rules and regulations for the administration of the Plan. The Board shall have the authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee or the Board, as the case may be, shall be conclusive and shall bind all parties. Transactions under this plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under Section 16 of the Securities Exchange Act of 1934 ("Rule 16b-3"). To the extent any provision of the Plan or action by the Committee or the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

     3.   EFFECTIVE DATE OF PLAN

     The Plan shall become effective on the date approved by the requisite percentage of the directors of the Company.

     4.   SHARES SUBJECT TO THE PLAN

          (a) NUMBER OF SHARES. The maximum number of Shares that may be delivered upon the exercise of options granted under the Plan and elections to receive Shares in lieu of cash compensation shall be 100,000 Shares. If any option granted under the Plan terminates
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without having been exercised in full or any election to receive Shares in lieu of cash compensation is not paid in full, the number of Shares as to which such option was not exercised or such election was not paid shall be available for future grants and/or elections within the foregoing limit.

          (b) SHARES TO BE DELIVERED. Shares delivered under the Plan shall be authorized but unissued Shares or, if the Board so decides in its sole discretion, previously issued Shares acquired by the Company and held in treasury. No fractional Shares shall be delivered under the Plan.

          (c) CHANGES IN STOCK; RESTRUCTURING, ETC. In the event of a stock dividend, stock split or combination of shares, the number and kind of shares of stock or securities of the Company subject to options then outstanding or subsequently granted under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price, and other relevant provisions shall be appropriately adjusted by the Committee. In the event of any other recapitalization, reorganization, extraordinary dividend or distribution or restructuring transaction affecting the Common Stock, the number of shares issuable under the Plan shall be subject to such adjustment as the Committee may deem appropriate, and the number of shares issuable pursuant to any option theretofore granted (whether or not then exercisable) and/or the option price per share of such option shall be subject to such adjustment as the Committee may deem appropriate with a view toward preserving the value of such option.

     5.   ELIGIBILITY FOR OPTIONS

     Directors eligible to receive options under the Plan and to elect to receive Shares in lieu of cash compensation ("Non-Employee Directors") shall be those directors who are not present or former employees of the Company or of any subsidiary of the Company.

     6.   TERMS AND CONDITIONS OF OPTIONS

          (a) NUMBER OF OPTIONS. On the date of the closing of the Company's initial public offering of Common Stock (the "Closing Date"), each Non-Employee Director then in office shall be awarded an option covering 7,500 Shares. On the date of each subsequent annual meeting of the Company's stockholders, each Non-Employee Director continuing in office shall be awarded an option covering 2,500 Shares and each newly elected Non-Employee Director shall be awarded an option covering 5,000 Shares. For purposes of this paragraph, each Non-Employee Director elected to office at a special meeting of stockholders or by the Board since the then last annual meeting (or since the Closing Date) shall be treated as a newly elected Non-Employee Director.

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          (b)  EXERCISE PRICE.  The exercise price of each option shall be the fair market value per Share at the time the option is granted, except that options awarded on the Closing Date will have an exercise price equal to the initial public offering price. In no event, however, shall the option price be less, in the case of an original issue of authorized stock, than par value per share. For purposes of this subsection, the fair market value of a Share on any date shall be the last sale price of a share of Common Stock on such day as reported on the Nasdaq National Market ("NASDAQ") (or if the Common Stock is then listed or admitted to unlisted trading privileges on a national securities exchange, the last sale price of a share of Common Stock regular way on the principal national securities exchange on which the Common Stock is then listed or admitted to unlisted trading privileges) or, if there was no such reported price on such day, the latest day prior thereto on which there was such a reported price.

          (c) DURATION OF OPTIONS. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date which is five years from the date the option was granted.

          (d)  EXERCISE OF OPTIONS.

               (1) Each option shall become exercisable to the full extent of all Shares covered thereby six months after the date of the grant. No such option shall become exercisable to any extent prior to the expiration of such six-month period.

               (2) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (i) any documentation required by the Committee and (ii) payment in full for the number of Shares for which the option is exercised.

               (3) If an option is exercised by the executor or administrator of a deceased director, or by the person or persons to whom the option has been transferred by the director's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Shares pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

          (e) PAYMENT FOR AND DELIVERY OF SHARES. Shares purchased under the Plan shall be paid for as follows: (i) by certified or bank check or other instrument acceptable to the Committee (in accordance with guidelines established for this purpose), (ii) through the delivery of shares of Common Stock (which, in the case of shares acquired from the Company, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the

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Company sufficient funds to pay the exercise price or (iv) by any combination of the permissible forms of payment.

          (f) NON-TRANSFERABILITY OF OPTIONS. No option may be transferred other than by will or by the laws of descent and distribution, and during a director's lifetime an option may be exercised only by him or her.

          (g) DEATH, RETIREMENT AND DISABILITY OF A DIRECTOR. Upon departure from the Board by reason of death or disability (as determined by the Committee), all options outstanding hereunder that are not otherwise exercisable shall become immediately exercisable. All options held by such director may be exercised by such director or by his or her executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within one year after such departure. After completion of the one-year period, such options shall terminate to the extent not previously exercised. Notwithstanding the foregoing, options held by a director who dies following departure by reason of disability shall remain exercisable for one year following death. In no event shall any option referred to in this paragraph 6(g) be exercisable beyond its stated term, if earlier.

          (h) OTHER TERMINATION OF STATUS OF DIRECTOR. If a director's service with the Company terminates for any reason other than death or disability as specified in paragraph 6(g), all options held by the director that are not then exercisable shall terminate. Options that are exercisable on the date of termination shall continue to be exercisable for a period of sixty days (but not beyond their stated term if earlier). After completion of that sixty-day period, such options shall terminate to the extent not previously exercised, expired or terminated.

          (i) MERGERS, ETC. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Common Stock by a single person or entity or by a group or persons and/or entities acting in concert, or in the event of a sale of all or substantially all assets or a dissolution or liquidation of the Company, all options hereunder will terminate; provided, however, that 20 days prior to the effective date of any such merger, consolidation, sale, dissolution, or liquidation, all options outstanding hereunder that are not otherwise exercisable shall become immediately exercisable.

     7.   ELECTION TO BE PAID ANNUAL CASH RETAINER IN SHARES

          (a) ELECTION. A Non-Employee Director may elect to be paid his or her annual retainer as a director of the Company in whole or in part in shares of Common Stock. Any such election must be in writing, must state what percentage of the annual retainer the director elects to receive in shares of Common Stock, and must be received by the Company at least 30 days prior to the date such annual retainer will be paid by the Company. Failure

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to make any such election in accordance with the provisions of the second preceding sentence shall mean that the annual retainer shall be paid solely in cash.

          (b) VALUATION. For purposes of determining the number of shares of Common Stock to be delivered to a director pursuant to an election duly made pursuant to the immediately preceding subsection (a), the amount of the annual retainer shall be divided by the fair market value of a share of Common Stock on the date the annual retainer is to be paid (but in the event of an original issue of authorized stock, in no event shall the value of a share of Common Stock be less than the par value of a share of Common Stock). Cash shall be paid to the directors in lieu of any fractional share. For purposes of this subsection, the fair market value of a share of Common Stock on any date shall be the last sale price of a share of Common Stock on such day as reported on NASDAQ (or if the Common Stock is then listed or admitted to unlisted trading privileges on a national securities exchange, the last sale price of a share of Common Stock regular way on the principal national securities exchange on which the Common Stock is then listed or admitted to unlisted trading privileges) or, if there was no reported price on such day, the latest day prior thereto on which there was a reported price.

     8.   MISCELLANEOUS

          (a) RIGHTS AS A SHAREHOLDER. Any option holder and any Non-Employee Director who shall have elected to receive Shares under the Plan in lieu of cash compensation shall not have the rights of a shareholder with regard to awards and/or elections under the Plan except as to Shares actually received by him or her under the Plan.

          (b) COMPLIANCE WITH SECURITIES LAWS. The Company shall not be obligated to deliver any Shares until (1), in the opinion of the Company's counsel, all applicable federal, state and foreign laws and regulations have been complied with, (2) if the Common Stock outstanding is at the time listed on any stock exchange or automated quotation system, the Shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance, and (3) all other legal matters in connection with the issuance and delivery of such Shares have been approved by the Company's counsel. If the sale of Shares has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Shares bear an appropriate legend restricting transfer.

     9.   EFFECT, TERMINATION AND AMENDMENT

     The Committee may at any time terminate the Plan, but options previously granted and elections previously made shall not be affected thereby. The Board may at any time or times amend the Plan for any purpose which may at the time be permitted by law.

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